UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): February 1, 2008

BLINK LOGIC INC.

(Exact name of registrant as specified in its charter)

Nevada 000-05996 91-0835748 (State or other jurisdiction (Commission File Number) (IRS Employer of incorporation) Identification No.)

1038 Redwood Highway, Suite 100A

Mill Valley, CA 94941

 (Address of principal executive offices and Zip Code)

Registrant's telephone number, including area code: (415) 389-1625

Copies to:

Gregory Sichenzia, Esq.

Darrin Ocasio, Esq.

Sichenzia Ross Friedman Ference LLP

61 Broadway, 32 Floor

New York, New York 10006

Phone: (212) 930-9700

Fax: (212) 930-9725

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.03 AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR

Blink Logic Inc. (the “Company”), filed a Certificate of Amendment to its Articles of Incorporation (the “Certificate of Amendment”) with the Secretary of State of the State of Nevada to effect a reverse split at a ratio of one-for-seven of the issued and outstanding shares of common stock of the Company.  The Certificate of Amendment also reduced the number of authorized shares of common stock of the Company at a ratio of one-for-seven.  The reverse split was effective as of February 1, 2008.

In addition, as of February 8, 2008, the trading symbol of the Company’s common stock has been changed from BLLG to BLKL.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.

Exhibit Name

3.1

Certificate of Amendment

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

       Blink Logic Inc.

/s/ L.R. Bruce _____________________ Date: February 7, 2008 L.R. Bruce Chief Financial Officer

Exhibit Index

Exhibit No.

Exhibit Name

3.1

Certificate of Amendment